UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2008
Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number
1-11255	AMERCO (A Nevada Corporation) 1325 Airmotive Way, Ste. 100 Reno, Nevada 89502-3239 Telephone (775) 688-6300	88-0106815
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 7, 2008, AMERCO held its investor call for the third quarter of fiscal year 2008. During this investor call, information regarding our results of operations and financial condition for the completed quarterly period ended December 31, 2007, were discussed. A copy of the transcript of this investor call is attached as Exhibit 99.1. To hear a replay of the call, visit www.amerco.com. The audio transcript of the investor call will be available on the AMERCO web site for 30 days after the date of the call.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1            Transcript of AMERCO’s Third Quarter Fiscal Year 2008 Investor Call.

99.2            Earnings release issued February 6, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 12, 2008
AMERCO

/s/ Jason A. Berg
Jason A. Berg,
Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit
99.1	Transcript of AMERCO’s Third Quarter Fiscal Year 2008 Investor Call.
99.2	Earnings release issued February 6, 2008.